SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            _________________________

                                    FORM 8-K
                                 CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934
                            _________________________
Date of Report (date of earliest event reported):  November 17, 2004

               MID-WISCONSIN FINANCIAL SERVICES, INC.

       (Exact name of registrant as specified in its charter)

WISCONSIN                     0-18542                 06-1169935
(State or Other            (Commission File         (IRS Employer
Jurisdiction of               Number)               Identification
Incorporation)                                            Number)

                          132 WEST STATE STREET
                            MEDFORD, WI 54451
     (Address of principal executive offices, including Zip Code)

                             (715) 748-8300
         Registrant's telephone number, including area code

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   ( )Written communications pursuant to Rule 425 under  the  Securities Act (17
      CFR 23.425)

   ( )Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

   ( )Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   ( )Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

Section 3 - Securities and Trading Markets

Item 3.02. Unregistered Sales of Equity Securities

 On November 15, 2004, Mid-Wisconsin Financial Services, Inc. ("Mid-Wisconsin") completed a private placement of its common stock under Rule 506 (17 C.F.R. 230.506). The purpose of the private placement was to increase the geographic diversity of its shareholder base and to increase its presence among the business and investor community in the Wausau - Weston market areas to be served by its newest branch banking offices. In the offering, Mid-Wisconsin sold 17,500 shares for an aggregate offering price of $543,900 ($31.08 per share). There were no underwriting discounts or commissions incurred in the offering.



                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MID-WISCONSIN FINANCIAL SERVICES, INC.



Date:  November 17, 2004            By: GENE C. KNOLL
                                    Gene C. Knoll
                                    President and Chief Executive Officer